UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2026

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	300 Banyan Blvd., Suite 1101
	West Palm Beach,	FL	33401
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2026, the Board of Directors (the “Board”) of Dycom Industries, Inc. (the “Company”) appointed Ms. Raejeanne Skillern to its Board, effective the same date.

Ms. Skillern will be entitled to director compensation consistent with that of other-employee directors, as further described under the caption “Director Compensation” in the Company’s proxy statement for its 2025 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 11, 2025. Ms. Skillern’s compensation will be prorated based upon the date she was appointed to the Board.

Ms. Skillern was appointed for term to expire concurrently with the terms of the other members of the Board at the Company’s 2026 Annual Meeting of Shareholders, at which Ms. Skillern will stand for election. Ms. Skillern was determined by the Board to be independent under the requirements of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines. The Board has not appointed Ms. Skillern to any committees of the Board.

Ms. Skillern is not a party to any arrangement or understanding regarding her appointment as an officer and does not have any family relationship with any of the Company’s executive officers or directors. Ms. Skillern is not a party to any transaction with the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Skillern’s appointment, the Board has increased the number of board members from ten to eleven.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

99.1	Press release, dated March 24, 2026, issued by the Company regarding the appointment of Ms. Raejeanne Skillern to the Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 24, 2026

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Senior Vice President, General Counsel and Corporate Secretary